IRA Ideal!

                         Defined Asset Funds [SM]

                               Select Series
                             Standard & Poor's
                       Industry Turnaround Portfolio

                                 Series 3

                 Another Direction for Industry Investing


                                                       [ML logo] Merrill Lynch

[logo]
Standard & Poor's
Industry Turnaround Portfolio


Teaching an Old "Dog" a New Trick

               The well-known "Dog" investment strategies seek out undervalued stocks of major indices, buy them and then hold them for a set period of time. The Select Industry Turnaround Portfolio applies a similar contrarian strategy. Instead of seeking out undervalued "Dog" stocks, the Select Industry Turnaround Strategy looks for out of favor industries, potentially ready for a comeback. It then goes on to identify promising stocks from within these industry groups.

A Defined Contrarian Approach

Some of the best investments may be found in industries no one else wants to buy. The challenge is to find an industry just as it turns the corner of recovery...and once you've found it, look within to find promising stocks. Our Select Series-- Standard & Poor's (*) Industry Turnaround Portfolio puts this contrarian approach into action through a proprietary two-part screening process.

The Power of the Turnaround Strategy

Since the Industry Turnaround Portfolio is based on our back-testing of the Turnaround Strategy, we looked at what could have been earned with a hypothetical investment using the Strategy. The following figures illustrate how well the Strategy could have performed over two-year rolling periods, when compared to the S&P 500 Index.(*) While this strategy would have underperformed the index in 9 of the 24 periods and hypothetical past performance is no guarantee of future results of any Portfolio, these figures show the potential of following the Industry Turnaround Strategy.

Hypothetical Strategy Performance (not any Portfolio)

Returns for Two-Year Periods
Strategy Returns are net of sales charges and expenses

       Periods               Strategy        S&P 500 Index
      1/1-12/31            Total Return      Total Return

       1973-74               -23.74%            -36.01%

       1974-75                27.30              -0.08

       1975-76               150.45              68.01

       1976-77                31.95              15.11

       1977-78               -15.07              -1.50

       1978-79                54.00              24.77

       1979-80                56.20              53.54

       1980-81                55.16              25.39

       1981-82                21.03              13.53

       1982-83                45.38              45.97

       1983-84               -12.32              29.31

       1984-85                14.08              37.46

       1985-86                50.39              54.47

       1986-87                21.60              25.03

       1987-88                25.41              22.34

       1988-89                58.02              51.44

       1989-90                 0.26              27.24

       1990-91                26.82              24.90

       1991-92                74.01              39.39

       1992-93                38.82              17.81

       1993-94                -4.31              11.32

       1994-95                55.32              37.83

       1995-96                79.98              67.53

       1996-97                53.55              62.49

       1997-98(**)            45.00              56.23



Average Annual Total Returns for Period Ending 12/31/97

            3 Years    5 Years    10 Years    15 Years    20 Years    25 Years
Strategy    28.37%     17.08%      19.00%      14.19%      17.20%      15.08%
S&P 500     30.82%     20.06%      17.89%      17.37%      16.41%      12.85%


Hypothetical Past Performance of the Industry Turnaround Strategy (not any Portfolio) vs. the S&P 500 Index

[A bar graph compares the cumulative annual performance from 1973 through 1998 (**) of the Strategy (ochre) and the S&P 500 Index (blue). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1973 through 1998. The vertical (Y) axis reflects the percentage value, ranging from -40% to 160%, of each index from 1973 through 1998.]

The table and chart above compare the hypothetical performance of the Turnaround Strategy (not any actual Portfolio) with the performance of the S&P
500. Returns shown represent price changes plus dividends reinvested at the end of each two-year holding period (in average figures), and do not reflect commissions or taxes. Only the Strategy figures reflect the deduction of Portfolio sales charges (4.50% for the first 2 two-year periods, 3.50% for each subsequent two-year period) and estimated expenses. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times, and stocks may not be weighted equally.

------------
  (*) "Standard & Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

  (**) 1/1/97 through 6/30/98

The Industry Turnaround Strategy

Like other Select Portfolios in the Defined Asset Funds Select Series, the Industry Turnaround Portfolio employs a contrarian "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks from industries that are currently out of favor, and then holds them for a set period of time--in this case, two years. At the end of that period, the screening process is reapplied. Your can reinvest in the new Portfolio, if available, or you can redeem your investment. Although the Industry Turnaround Portfolio is a two-year investment, we recommend you stay with this Strategy for at least four to six years for potentially more consistent results.


A Defined Portfolio                                                                         Symbol
Footwear
Nike, Inc.                                                                                   NKE
Designs, develops and markets a wide variety of footwear, apparel and accessories.  Nike operates upwards of 60 retail outlets and sells to 19,700 U.S.
retail accounts and through independent distributors, licensees and subsidiaries in 110 countries.  Brands include "Nike," "Side I," "i.e. footwear for women"
and "Cole Haan."

Reebok International Ltd.                                                                    RBK
Designs, markets and distributes sports, fitness and casual footwear, apparel and equipment worldwide.  Primary operating units include the Reebok
Division, The Rockport Company, Inc. and the Greg Norman Division.

Health Care (Hospital Management)
Columbia/HCA Healthcare Corporation                                                          COL
The company operates 318 general, acute care and 18 psychiatric hospitals.
Also operates 145 outpatient surgery centers and provides extensive outpatient and ancillary services.

Tenet Healthcare Corporation                                                                 THC
Tenet's subsidiaries operate 122 general hospitals serving urban and rural communities in 18 states.  The company also owns one general hospital and ancillary health-care operations in Barcelona, Spain.

Oil (International Integrated)
Chevron Corporation                                                                          CHV
Explores for, develops and produces crude oil and natural gas.  Also refines crude oil into petroleum products and markets/transports these products.
Operating in 90 countries, Chevron also manufacturers/markets chemicals and mines for coal.

Exxon Corporation                                                                            XON
Engaged in all aspects of the oil and gas business.  Explores for and produces crude oil and natural gas; manufactures petroleum products; and transports/sells these products.  Exxon also manufacturers/markets petrochemicals, and supplies specialty rubbers and additives.

Mobil Corporation                                                                            MOB
A worldwide energy company, operating through its subsidiaries in more than
140 countries.  Produces oil and gas, manufactures and markets petrochemicals, packaging films and specialty chemical products.

Royal Dutch Petroleum Company                                                                 RD
A global energy company whose operations are involved in all phases of the petroleum industry from exploration to final processing and delivery.  It owns
60% of the non-operating holding company of The Royal Dutch/Shell Group of companies.

Services (Data Processing)
Automatic Data Processing, Inc.                                                              AUD
One of the largest independent computing services companies in the world, providing computerized transaction processing, data communications, software and information services to virtually every  industry.

Ceridian Corporation                                                                         CEN
Provides transaction processing and information services to the transportation market, outsourced payroll processing services, and radio rating and related services for the electronic media industry.

Equifax, Inc.                                                                                EFX
Provides information-based administrative services, transaction processing, consulting and software services to the financial services, retail, telecommunications/utilities, automotive and health-care industries.

First Data Corporation                                                                       FDC
Provides payment systems, electronic commerce and information management services to financial institutions, merchants, insurance companies, health-care providers, public utilities and consumers worldwide.

Tobacco
Philip Morris Companies, Inc.                                                                 MO
Consumer packaged goods company with five operating subsidiaries, its products include "Marlboro," "Bull's Eye," "Breakstone," "Kraft,"
"Cambridge," "Cracker Barrel" and "Polly-O" cheeses, "Crystal Light,"
"Maxwell House," and "Miller," "Milwaukee's Best" and "Meister Brau" beer.

UST, Inc.                                                                                    UST
Through its subsidiaries, UST produces and markets smokeless tobacco products such as "Copenhagen," "Skoal," and "Red Seal."  UST also markets wine, craft beers and cigars such as "Domain Ste. Michelle," "Chateau Ste.
Michelle," "Columbia Crest" and "Bert Grant's Ale."

A Dual Screening Process

(1)  Industry Direction

Turnaround Industries

               Analyze approximately 100 industries of the S&P 500 Index, and target those industries that have underperformed the index over the past 12 months. Select those industries that have broken above their nine-month average of relative annual returns. We believe these industries may have the momentum to turn around.

The Contrarian Advantage

               Rank the remaining industries in order of their 12-month relative price performance, as compared to the S&P 500. The five industries with the weakest relative performance are then selected for the Select Series Standard & Poor's Industry Turnaround Portfolio.

(2) Stock Selection

Rank for Quality

               Within each of the five chosen Industries, list all companies in order of their respective Standard & Poor's Quality Ranking.

Finding Large-Cap Quality Stocks

               Select either the four companies with the highest S&P Quality Rankings or, if the industry has four or fewer stocks, select all the stocks. In the event of a tie, the stock with the larger market capitalization is selected.

About Standard & Poor's

               Standard & Poor's is a leading financial information, analysis and investment research company. Since 1860, it has provided investors and financial institutions with financial research and market data. Its most notable benchmark, the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. Standard & Poor's is the Portfolio Consultant for the Select Industry Turnaround Portfolio.

Is This Investment Right For You?

               If you're an equity investor who is saving for a goal such as a new home, a child's education or retirement, the Select Standard & Poor's Industry Turnaround Portfolio may be a smart choice. However, this Portfolio is not appropriate for investors seeking capital preservation or current income. It is important to note that this investment is designed for investors able and willing to assume the risks generally associated with equity investments, and with an investment in stocks from industries that are currently depressed. There can be no assurance that the prices of these stocks (and therefore the Portfolio price) will increase or not decline further, during the Portfolio's two-year life. The value of your investment will fluctuate with the value of the underlying stocks, and the price you receive when you sell may be more or less than your cost. Additionally, U.S. equity markets have been at historically high levels, and no assurance can be given that these levels will continue.

Tax Reporting

               Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for non-corporate taxpayers. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Defining Your Costs

               First-time investors pay an initial sales charge of approximately 1% when they buy. In addition, all investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life.

                                              As a % of           Amount Per
                                        Public Offering Price    1,000 Units

Initial Sales Charge                            1.00%               $10.00

Deferred Sales Charge Year 1                    1.75%               $17.50

Deferred Sales Charge Year 2                    1.75%               $17.50
                                           ===================================

Maximum Sales Charge                            4.50%               $45.00

Estimated Annual Operating Expenses             0.203%               $2.01
(as a % of net assets)

Estimated Organization Costs                                         $3.49


If you sell your investment before the final deferred sales charge installment in either year, the remaining deferred sales charges for that year will be deducted, along with the estimated cost of selling Portfolio securities. If you roll over into a successor Portfolio, if available, the initial charge will be waived.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                      Total Sales Charge as a % of
Amount Purchased                         Public Offering Price
Less than $50,000                                4.50%
$50,000 to $99,999                               4.25%
$100,000 to $249,999                             3.75%
$250,000 to $999,999                             3.50%
$1,000,000 or more                               2.75%

Change Your Direction Toward Industry Investing!

You can get started with the Equity Investor Fund--Select Standard & Poor's Industry Turnaround Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Please read it carefully before you invest.

Information contained herein is subject to amendment. A registration statement relating to the next Select Standard & Poor's Industry Turnaround Portfolio has been filed with the Securities and Exchange Commission, but is not yet effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Defined Asset Funds

Buy with Knowledge o Hold with Confidence.

Equity Investor Funds


Other Select Series

Select Ten Portfolio
      (DJIA)
United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio


Concept Series

Premier American Portfolio
Premier World Portfolio
Tele-Global Trust
Utility Portfolio


Index Series

S&P 500 Index Trust
S&P MidCap Index Trust


Fixed Income Funds

Corporate Funds

Government Funds

Municipal Funds


11373BR-9/98

   [Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.